Q1 2026 Financial Results April 28th, 2026 April 2026

Forward-looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, which are statements that are not historical facts and relate to future conditions, events, or results. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “objectives,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements related to: clinical development activities, including expansion into prostate applications; commercial growth initiatives, including planned expansion of breast and extremities sales specialists; market development opportunities; expectations regarding disciplined, profitable growth and margin improvement; financial guidance and outlook for 2026, including projected revenue growth, free cash flow, gross margins, and other operating performance metrics; and statements regarding our training and education initiatives, reimbursement and market access efforts, and research and development activities. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, risks related to global supply chain conditions, inflationary pressures, hospital staffing challenges, product development and product potential, clinical enrollment timing and outcomes, regulatory processes and approvals, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, geopolitical and macroeconomic conditions, including armed conflicts and government actions or policies that may affect our business, tax position, or regulatory processes, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other filings made from time to time with the Securities and Exchange Commission. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. Forward-looking statements speak only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. 2 About Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, EBITDA margin, and Adjusted EBITDA, which further excludes non-cash stock-based compensation expense and the loss on extinguishment of debt, and Adjusted EBITDA margin. We also use the non-GAAP financial measures of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Common Share - diluted which excludes non-cash stock-based compensation expense and the loss on extinguishment of debt from Net Loss and Net Loss Per Common Share - diluted. Additionally, we use the non-GAAP financial measure of Free Cash Flow which consists of net cash provided by operating activities, less expenditures for property and equipment, and intangible assets. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non- GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the performance of our business.

3 Q1 2026 Business Highlights and 2026 Goals Michael Dale President and Chief Executive Officer

Agenda 4 1.Q1 2026 Business Highlights Michael Dale, President and Chief Executive Officer 2.Q1 2026 Financials and 2026 Guidance Lindsey Hartley, Chief Financial Officer 3.Q&A Michael Dale, Lindsey Hartley, Jens Kemp, Chief Marketing Officer Rick Ditto, VP Global Health Economics, Reimbursement & Policy

Strategic Priorities 01 Growth 15–20% Revenue CAGR + Operating Leverage 02 Market Development Elective & Planned Procedures + Prostate market development 03 Commercial Expansion Infrastructure and Sales Force expansion 04 Commercial Excellence Continuous business model and customer creation process optimization by market 05 Standard Of Care Clinical evidence generation for societal support, standard of care & coverage requirements 06 Innovation Product development to drive better benefit versus risk profiles in nerve care 5

Large and Underserved $5.6B* US Nerve Care Opportunity

More than 1.5 million peripheral nerve injuries a year require treatment in Axogen focus markets[1,2,3,4]

Estimated TAM*	TAM Included Procedures		Inclusion Comments
Extremities **$2.9bn**	**Traumatic Nerve Injuries** ▪ Transected Nerves ▪ Non-Transected Nerve Injuries ▪ Brachial Plexus Nerve Injuries	**Chronic Nerve Injuries** ▪ Carpal & Cubital Tunnel Revision ▪ Neuroma & Tumor Excisions ▪ Lower Extremity Neuropathy	o All traumatic transected nerve injuries o All traumatic non-transected nerve injuries o Revision decompression in upper extremities o Lower extremity decompressions, Morton's neuroma excision, and addressable amputations
OMF/H&N **$1.2bn**	**OMF/H&N Procedures** ▪ Mandibular Resection ▪ Iatrogenic Injuries ▪ Orthognathic Surgery	▪ Parotidectomy ▪ Thyroidectomy ▪ Corneal Neurotization ▪ Radical neck dissection	o Benign and malignant mandible resections o H&N procedures
Breast **$677m**	**Breast Procedures** ▪ Autologous Flap Procedures ▪ Implant based reconstruction		o DEIP flaps and other neurotizable flaps o Direct to implant, <400cc
Prostate **$754m**	**Robotic Assisted Radical Prostatectomies** ▪ Nerve Sparing ▪ Unilateral Nerve Sparing ▪ Non-Nerve Sparing		o All robotic assisted radical prostatectomies o Procedure split estimated: 60% Nerve sparing, 20% unilateral nerve sparing and 20% non nerve sparing

*** TAM = Addressable procedures X Algorithm utilization X Product ASP**

1. National Hospital Ambulatory Medical Care Survey: 2015 Emergency Department Summary Tables 2.Axogen Data on File, 3. AcuityMD 4. 2022 ASPS Procedural Statistics Release

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7 Strategic Priorities Q1 2026 Business Highlights 01 Growth 15–20% Revenue CAGR + Operating Leverage Q1 Revenue $61.5M, +26.6% YoY Capital Structure Raised $133.3M; retired $69.7M term loan 2026 Target Disciplined profitable growth; improving margins 02 Market Development Elective & Planned + Prostate Extremities Solid traumatic & chronic growth; most mature market OMF / H&N High double-digit growth; quality-of-life recognition growing Breast Fast-growing; accelerating Resensation adoption Prostate 10+ active clinical sites 2026 Prostate Meaningful clinical signals expected in 2H 2026 03 Commercial Expansion Infrastructure + Sales Force Growth Breast 26 reps, 3 regional directors Extremities 120 reps, 15 regional directors OMF / H&N 4 field-based market development managers Prostate 3 clinical development managers and 1 director 2026 Breast / Ext. Grow to ~30 breast reps; ~130 extremity reps 7 Q1 Adjusted EBITDA* $5.7M, +3.4 pp as a percent of revenue YoY

Q1 2026 Business Highlights

Strategic Priorities

04 Commercial Excellence

HiPo Accounts, Productivity & Education

- **HiPo Revenue**
  48% of growth from HiPo accounts
- **Productivity**
  +21% avg. HiPo account productivity
- **Active Accounts**
  681 HiPo accounts; added 70+ active surgeons
- **Education**
  Surgeon training across all markets on track to plan

2026 — **HiPo & Training**
60% growth from HiPo; +18% productivity; add 100+ active surgeons. 21 professional education programs; train 300 surgeons and 75 surgeon pairs.

05 Standard Of Care

Evidence, Coverage & Avance® FDA BLA

- **Avance®**
  First & only FDA-approved biologic for peripheral nerve repair and 12 years of U.S. biologics exclusivity period
- **Societies**
  AAHS & ASRM recognize allograft as standard of care [(1)]
- **Coverage**
  Positive coverage decisions from Cigna and Elevance received

2026 — **Payer & Coverage**
Pursue near-universal US coverage (est. 2H 2028)

06 Innovation

R&D + Therapeutic Reconstruction

- **Ease of Coaptation**
  R&D focused on faster, more consistent nerve coaptation
- **Chronic Injuries**
  Advancing non-transected and chronic nerve repair solutions
- **Therapeutic Reconstruction**
  Next-gen technologies to improve nerve regeneration
- **Clinical Studies**
  Breast & mixed/motor nerve studies on track to plan

2026 — **Program Updates**
Detailed updates on individual R&D programs in 2H 2026

[(1)] The American Association of Hand Surgery ("AAHS") and the American Society for Reconstructive Microsurgery ("ASRM") released official position statements recognizing nerve allograft as a standard medical practice option for the treatment of peripheral nerve defects during the third quarter of 2025.

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9 Q1 Financials and 2026 Guidance Discussion Lindsey Hartley Chief Financial Officer

Q1 2026 Financial Performance 10 +3.3pp +26.6%

Q1 2026 Financial Performance 11 Q1 2026 Q1 2025 Revenues $61.5 $48.6 Sales and Marketing Expenses $28.6 $21.0 Research and Development Expenses 7.5 6.1 General and Administrative Expenses 12.9 9.5 Total Costs and Expenses $49.0 $36.6 YoY Change % 34.0% Change as a % Of Revenue (1) 4.5% (1) Non-cash stock-based compensation expense negatively impacted Q1 operating margin by approximately 3.5 percentage points. ($ in millions)

12 Q1 2026 Q1 2025 Net Loss $(19.6) $(3.8) Diluted EPS $(0.38) $(0.08) Adjusted Net Income (Loss)* $4.1 $(0.9) Adjusted Diluted EPS* $0.07 $(0.02) Adjusted EBITDA* $5.7 $2.9 Adjusted EBITDA Margin* 9.3% 5.9% Free Cash Flow* $(1.4) $(13.8) Q1 2026 Financial Performance ($ in millions, except per share data) * See non-GAAP reconciliations included in Appendix.

Guidance for the Full-Year 2026 13 Free cash flow* positiveGross margin of 74% to 76%Revenue growth of at least 20% or $270 million * See non-GAAP reconciliations included in Appendix.

President and Chief Executive Officer Michael Dale Chief Marketing Officer Jens Kemp VP, Global Health Economics, Reimbursement & Policy Rick Ditto 14 Chief Financial Officer Lindsey Hartley Q&A

Thank you © 2026 Axogen Corporation. All rights reserved. The stylized "a" logo is a registered trademark of Axogen Corporation.Mat #

Appendix 16

17 Non-GAAP Reconciliations - EBITDA & Adjusted EBITDA: Three Months Ended March 31, (in thousands) 2026 2025 Net loss $ (19,584) $ (3,834) Depreciation and amortization expense 1,706 1,795 Investment income (768) (272) Income tax (benefit) expense (33) 29 Interest expense 694 2,250 EBITDA - non-GAAP $ (17,985) $ (32) EBITDA margin - non-GAAP (29.3)% (0.1)% Non-cash stock-based compensation expense 6,843 2,909 Loss on extinguishment of debt 16,849 — Adjusted EBITDA - non-GAAP $ 5,707 $ 2,877 Adjusted EBITDA margin - non-GAAP 9.3% 5.9%

18 ___________ (1) Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

20 Non-GAAP Reconciliation - Free Cash Flow: Three Months Ended March 31, (in thousands) 2026 2025 Net cash provided by (used in) operating activities $ 1,565 $ (13,179) Purchase of property and equipment (2,789) (256) Cash payments for intangible assets (175) (405) Free cash flow $ (1,399) $ (13,840)

© 2026 Axogen Corporation. All rights reserved. The stylized "a" logo is a registered trademark of Axogen Corporation.